UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14a INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

VERIGY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Joint Press Conference March 28, 2011

2 Combined Company Vision + Global Supplier of Innovative Test Solutions

Executive Summary

Transaction Terms
Offer Price
• $15.00 per share
• Represents a transaction value of approximately $1.1 Billion
• 64% premium to unaffected close
• 67% premium to 30 day average
• 75% premium to 60 day average
• Verigy shareholder approval
• Antitrust approvals
• Other customary closing conditions
• 100% cash consideration
• All unvested RSUs vest at closing
• Options assumed on similar terms adjusted for the Offer Price
(1) Unaffected close as of 12/3/10, date prior to public disclosure of Advantest’s initial offer of $12.15 per share
• Verigy to operate as a wholly-owned subsidiary
Consideration
Premia
Employee Stock Awards
Key Conditions to Close
Corporate Structure
(1)
(1)
(1)

1. Complementary expertise
Advantest in DRAM Memory, CPU and Digital Consumer
Verigy in GPU, Wireless baseband & RF and Application Processors
Advantest in Japan & Asia, Verigy in US & Europe as well
Advantest in IDMs and mass production line, Verigy in the Fabless,
Foundry and OSAT and in R&D use as well
Little overlap among major customers
2. Broad commitment to test and measurement
Broad commitment to test and measurement, extending the combined company’s technologies to new businesses and applications
Executive Summary
Combination benefits

3. Innovation
Innovation as the driver for current and future success
4. Comprehensive & Global
Comprehensive & global product offering of advanced semiconductor test solutions
Global in governance, culture, reach and resources
A global workforce is key to achieving the combined vision
5.  Financial
Strong financial position to ensure customers of our long-term viability
Survive future industry downturns and compete more effectively against competitors
Executive Summary
Combination benefits (Cont.)

Combination Benefits

Advantest
Verigy
Pro-Forma
Advantest
Verigy
Pro-Forma
SoC LCD
Image
Sensor
Power IC Flash DRAM
Front-End Back-End Front-End Back-End
T53 Series T55 Series
T53 Series
T57 Series
NPX
T53 Series
T57 Series
B85 Series
T2000
T65 Series
T63 Series T85 Series
T2000 ISS
T77 Series
T2000 IPS
T7912
V6000WS
HSM
(2200/2300
/6800)
V6000WS
V6000e
V6000FT
V6000e
V93000
V101
Other
Handler
EB Lithography
CDSEM
3D Imaging
Elec. Meas.
Optical  Sens.
Probe Card
Probe Card
Other
Digital RF Mixed Signal High-Speed
T2000
T65 Series
T2000
T65 Series
V93000
V93000
Competitive strength
Best-in-Class Solutions for Customers
Expand capabilities and test solutions

9

Customers will enjoy significant benefits
(Innovative test solution / high quality customer services)
Broad Commitment to Test and Measurement / Innovation
Customers will enjoy significant benefits
Customers
a
a
a
Combine
technological
strengths
Combine
R&D investment
resources
and technical
expertise
Combine
capabilities and test
solutions across
multiple segments
Combine application
expertise and
resources close to all
semiconductor
companies worldwide

Employees By Function Advantest (1) (2) Verigy (3) (4) Pro-Forma
Sales 246 72 318
Customer Support 731 511 1,242
Manufacturing 579 146 725
R&D 1,139 375 1,514
Other (Administrative etc)
456 361 817
Total 3,151 1,465 4,616
+
+
+
+
=
=
=
=
Headquarters
Sales/Support
Research & Development
Manufacturing
Key:
Headquarters
Sales/Support
Research & Development
Advantest
Verigy
Comprehensive & Global
Better service for global customers
The combination would create a more diversified global business with the ability to better service customers and manage operations globally
Notes:
(1) As of March 31 , 2010
(2) Source: 20-F (filed at June
25 , 2010)
(3) As of January 21 , 2011
(4) Source: Verigy management
+
=
st
th
st

11

LTM Revenue
(1)(2)(3)
LTM R&D expenses
(1)(2)(3)
$241
$97
$338
$0
$100
$200
$300
$400
$500
Advantest Verigy Pro Forma Advantest
$1,069
$539
$1,608
$0
$500
$1,000
$1,500
$2,000
Advantest Verigy Pro Forma Advantest
Financial
Ensures financially stable provider that customers can be comfortable investing in
Combined business would have diverse and larger scale of revenue streams
Research and development budget would be expected to increase to drive technology advancements and innovation
Ensures financially stable provider with products that customers can be comfortable investing in
Notes:
(1) Assumed exchange rate of 1 USD = ¥ 81 as of March 25  , 2011
(2) Source: Advantest public filings as of December 31 , 2010
(3) Source: Verigy public filings as of January 31 , 2011
th
st
st

1. Expanded and comprehensive test solutions with complementary expertise to cover all memory and SOC requirements
2. Global sales and applications expertise with focused commitment to test and measurement
3. Strong presence at Top Global IDM, Fabless, Foundry and OSAT customers
4. Extended R&D resources to enable rapid pace of Innovation
5. Global in governance, culture, reach and resources to achieve the company’s combined vision
6. Strong financial position to ensure customers of long-term viability
Conclusion

• On March 28, 2011 (Japan Time), Verigy Ltd. (“Verigy”) and Advantest Corporation (“Advantest”) entered into a definitive agreement providing for a business combination of the two companies. In connection with the proposed transaction,
Verigy will file a proxy statement with the U.S. Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to the shareholders of Verigy. Investors and shareholders of Verigy are urged to read the proxy statement when it becomes available because it will contain important information about Verigy and the proposed transaction. The proxy statement (when it becomes available), and any other documents filed by Advantest or Verigy with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Advantest by contacting Advantest Investor Relations Section by e-mail at
satsuki.tsuruta@jp.advantest.com or by telephone at (81-3) 3214-7570, or filed with the SEC by Verigy by contacting
Verigy Investor Relations by e-mail at judy.davies@verigy.com or by telephone at 1-408-864-7549. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any decision with respect to the proposed transaction.
• Each of Advantest, Verigy and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Verigy shareholder in favor of the proposed transaction. Information regarding Advantest’s directors and executive officers who may be considered to be participants is available in the Schedule 14A filed with the
SEC by Advantest on March 22, 2011. Information about the directors and executive officers of Verigy and their respective interests in the proposed transaction will be available in the proxy statement. Additional information regarding the Verigy directors and executive officers is also included in Verigy's Report on Form 10-K and its amended Annual
Report on Form 10-K/A, which was filed with the SEC by Verigy on February 25, 2011. As of February 14, 2011, Verigy’s
directors and executive officers beneficially owned approximately 1,988,016 shares, or 3.3 percent, of Verigy’s ordinary shares. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Advantest and
Verigy at the e-mail addresses and phone numbers listed above.
Additional Information and Where You Can Find It

• This presentation contains statements that may be deemed to be forward-looking statements within the meaning of the
"safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on
Advantest, Verigy and their respective Boards of Directors’ current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in these statements.
These statements include statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed transaction. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,”
“plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking
statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. The following factors, among others, could cause actual results to differ materially from those described in any forward-looking statements: failure of the Verigy shareholders to approve the proposed transaction; failure of the parties to obtain required antitrust clearances or required third party consents or to satisfy other conditions to closing; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies from the Advantest and Verigy transaction; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Advantest and Verigy generally, including those set forth in the filings of Advantest and Verigy with the
SEC, especially in the “Risk Factors” section of Advantest’s annual reports on Form 20-F and its Report of Foreign
Private Issuer on Form 6-K, and the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” sections of Verigy’s annual reports on Form 10-K and quarterly reports on Form 10-Q and its current reports on Form 8-K, as well as other SEC filings. Advantest and Verigy are under no obligation to (and expressly disclaim any such obligation to) update or alter any forward-looking statements as a result of developments occurring after the date of this presentation.
Cautionary Statement Regarding Forward-Looking Statements